UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2015

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	333-170054	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

(Address and telephone number of principal executive offices, including zip code)
292 Newbury Street, Suite 333 Boston, Massachusetts 02115 (857) 256-0079
___________________________________
(Former name or address, if changed since last report)
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Boston Omaha Corporation (the "Company") is filing this Current Report on Form 8-K/A (Amendment No. 1) (the "8-K/A") in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on September 3, 2015 (the "Initial 8-K"), in order to file certain financial statements and to furnish certain pro forma financial information pursuant to Item 9.01 of this Form 8-K/A.

The Initial 8-K provided disclosure under Item 2.01 thereof regarding the August 31, 2015 closing of the Company's acquisition of certain billboards and related assets by Link Media Alabama, LLC, which is owned by Link Media Holdings, LLC, which is owned by the Company.  Link Media Alabama, LLC entered into an Asset Purchase Agreement with I-85 Advertising, LLC, the members of I-85 Advertising, LLC and Canton Partners (an affiliate of I-85 Advertising, LLC), by which Link Media Alabama, LLC acquired five billboards, rights to certain easements, and related assets from I-85 Advertising, LLC.   The billboards and related assets are located along Interstate 85 in Georgia.  The purchase price for the acquired assets was $1,294,900 paid at closing.

Item 9.01 of Form 8-K provides that with respect to transactions described pursuant to Item 2.01 of Form 8-K, the financial statements of businesses acquired may be filed, and pro forma financial information regarding such transactions may be furnished, not later than 71 calendar days after the date that the initial report on Form 8-K must be filed. As such, the Company disclosed in the Initial 8-K that it would file the required financial statements and furnish the required pro forma financial information within that time frame. The preparation of such financial statements and pro forma financial information took longer than the Company anticipated, due principally to delays in obtaining necessary information and supporting documents from the seller but the Company is now providing such financial statements and pro forma financial statements herewith as described in Item 9.01 below.
The Company is now providing Balance Sheets, Statements of Operations and Members' Equity and Statements of Cash Flows from I-85 Advertising, LLC for the years ended December 31, 2014 and 2013, as well as Balance Sheets, Statements of Operations and Members' Equity and Statements of Cash Flows from I-85 Advertising, LLC for the six month periods ended June 30, 2015 and 2014, along with certain pro forma information, each as described in Item 9.01 below.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired. The audited financial statements of I-85 Advertising, LLC. for the years ended December 31, 2014 and 2013, are filed herewith as Exhibit 99.1. The unaudited financial statements of I-85 Advertising, LLC for the six months ended June 30, 2015 and 2014, are filed herewith as Exhibit 99.2.

(b)     Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and I-85 Advertising, LLC for the year ended December 31, 2015 and as of and for the six months ended June 30, 2015 are filed herewith as Exhibit 99.3.

(c)     Shell Company Transaction.
Not applicable.

(d)     Exhibits.
Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION

Date: April 28, 2016	/s/	Alex B. Rozek

	Name:	Alex B. Rozek
	Title:	Co-Chief Executive Officer